SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] Confidential. For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           THE ASIA PACIFIC FUND, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6()i)(1) and 0-11.

       1)     Title of each class of securities to which transaction applies:
              ------------------------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:
              ------------------------------------------------------------------


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              ------------------------------------------------------------------


       4)     Proposed maximum aggregate value of transaction:
              ------------------------------------------------------------------

       5)     Total fee paid:
                              -------------------------------------------------


[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1)     Amount previously paid:
              ------------------------------------------------------------------

       2)     Form, Schedule or Registration Statement no.:
              ------------------------------------------------------------------


       3)     Filing Party:
              ------------------------------------------------------------------

       4)     Date Filed:
              ------------------------------------------------------------------

                          THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                         NEWARK, NEW JERSEY 07102-4077


                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------


To Our Stockholders:


     Notice is hereby given that the Annual Meeting of Stockholders of The Asia Pacific Fund, Inc. (the Fund) will be held on July 12, 2000 (the Meeting), at 9:00 a.m., at the offices of Sullivan & Cromwell, 125 Broad Street-33rd Floor, New York, New York 10004, for the following purposes:

             1. To elect three Directors.

             2. To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending March 31, 2001.

             3. To consider a stockholder proposal requesting the Board of Directors to take action to liquidate the Fund.

             4. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on June 2, 2000 as the record date for the determination of stockholders entitled to vote at the Meeting or any adjournment thereof.




                                                        Deborah A. Docs
                                                        Secretary




Dated: June 21, 2000




--------------------------------------------------------------------------------
    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                          THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                         NEWARK, NEW JERSEY 07102-4077

                               ----------------
                                PROXY STATEMENT
                               ----------------

     This Proxy Statement is furnished by the Board of Directors of The Asia Pacific Fund, Inc. (the Fund) in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held on July 12, 2000 (the Meeting) at 9:00 a.m., at the offices of Sullivan & Cromwell, 125 Broad Street-33rd Floor, New York, New York 10004. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders of record on or about June 23, 2000. The Fund will furnish its most recent annual report to a shareholder upon request to Deborah A. Docs at the Fund's address stated above or by calling (toll-free) Dewe Rogerson Inc., the Fund's shareholder servicing agent, at 1-(888) 4-ASIA-PAC.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of Directors in accordance with the recommendation of the Board of Directors as to all other proposals, and if any other business is presented at the Meeting, in the best judgment of the persons named as Proxies. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

     If sufficient votes to approve the Board of Directors' recommendations with respect to one or more of the proposed items are not received, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by Proxy. When voting on a proposed adjournment, the persons named as Proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote against the Board of Directors' recommendation with respect to the item, in which case such shares will be voted against the proposed adjournment.

     Approval of each of Proposal 1 (election of three directors) and Proposal 3 (stockholder proposal) requires the affirmative vote of a majority of the votes cast at the Meeting. Approval of Proposal 2 (ratification of independent public accountants) requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940 (Investment Company Act), and as used in this proxy statement, means the affirmative vote of the lesser of (1) 67% of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

     The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power).
Because of the affirmative votes required for Proposal 3, abstentions and broker non-votes will have the same effect as votes "against" such Proposal. The Fund does not anticipate receiving any broker non-votes with respect to Proposals 1 and 2.

The close of business on June 2, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 18,930,331 shares of common stock outstanding and entitled to vote. As of June 2, 2000, there were no beneficial holders of more than 5% of the outstanding shares of the Fund. Each share will be entitled to one vote at the Meeting. The presence in person or by proxy of the holders of one-third of the shares of common stock issued and outstanding shall constitute a quorum.

The Investment Manager of the Fund is Baring Asset Management (Asia) Limited, 1901 Edinburgh Tower, 15 Queens Road Central, Hong Kong, and the Administrator of the Fund is Prudential Investments Fund Management LLC (PIFM), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of PIFM. In addition, the Fund's Board of Directors has authorized management to retain a proxy solicitation firm to assist in the solicitation of proxies for the Meeting. Management has selected Shareholder Communications Corporation as the proxy solicitation firm (the Proxy Solicitation Firm). The cost of solicitation by the Proxy Solicitation Firm is not expected to exceed $40,000 in fees and expenses (exclusive of postage and printing costs) and will be borne by the Fund.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The Fund's By-Laws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

     At the Meeting, three Class II Directors will be elected to serve for the ensuing three years, ending in 2003, or until their successors have been elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Burns, Hsu and Scholfield (the nominees). Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected. Each of the Class II nominees is currently a Class II Director of the Fund and has previously been elected by stockholders. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend. All of the Fund's Directors were previously elected by stockholders.

     The following table sets forth certain information concerning each of the nominees and each Director of the Fund.


                        INFORMATION REGARDING DIRECTORS

                   NAME, AGE, BUSINESS EXPERIENCE                                              SHARES BENEFICIALLY
     DURING THE PAST FIVE YEARS AND OTHER CURRENT DIRECTORSHIPS       POSITION(S) WITH FUND   OWNED AT JUNE 2, 2000*
-------------------------------------------------------------------- ----------------------- -----------------------
                                                   CLASS II DIRECTORS
                                             (NOMINATED TO BE ELECTED FOR
                                                  TERM EXPIRING 2003)

Robert H. Burns (70), Chairman, Robert H. Burns Holdings Lim-               Director                 28,000
 ited, Hong Kong; previously, Chairman and Chief Executive                 since 1986
 Officer, Regent International Hotels, Limited, Hong Kong.

Douglas Tong Hsu (58), Chairman and Chief Executive Officer, Far            Director                   -0-
 Eastern Textile Ltd., Taiwan; Director, The Baring Taiwan Fund            since 1986
 Limited (since 1993) (currently in liquidation).

David G. P. Scholfield (56), Since May 1998, Managing Director,             Director                 12,605
 The Bank of Bermuda Limited Hong Kong Branch; Director,                   since 1988
 Bermuda Trust (International) Limited, Bermuda Trust (Far East)
 Limited, Bermuda Trust (Hong Kong) Limited, MIL (Far East)
 Limited, Bermuda Far East Properties Limited, and Bermuda
 Trust (Mauritius) Limited. Formerly, President of the Fund; Presi-
 dent and Director, The Greater China Fund, Inc; Chairman, Bar-
 ing Mutual Fund Management S.A.; Managing Director, Baring
 Asset Management (Asia) Limited and Baring International
 Investment (Far East) Limited; Director, Baring Chrysalis Fund,
 Baring Peacock Fund, Baring Taiwan Fund and World
 Value Fund.

                                                   CLASS I DIRECTORS
                                                 (TERM EXPIRING 2002)

Olarn Chaipravat (55), Formerly, President and Chief Executive              Director                   -0-
 Officer (October 1992 to January 1999), Director and Senior               since 1986
 Executive Vice President (July 1990-September 1992) and Senior
 Executive Vice President (September 1987-June 1990), The Siam
 Commercial Bank, Public Company Limited, Thailand.

                    NAME, AGE, BUSINESS EXPERIENCE                                               SHARES BENEFICIALLY
      DURING THE PAST FIVE YEARS AND OTHER CURRENT DIRECTORSHIPS        POSITION(S) WITH FUND  OWNED AT JUNE 2, 2000*
---------------------------------------------------------------------- ----------------------- -----------------------
Michael J. Downey (56), Managing Partner, Lexington Capital LLC               Chairman                 10,000
 and Director, The Merger Fund and Value Asset Management,                  since 1999,
 Inc.                                                                         Director
                                                                             since 1986

John A. Morrell (72), Chairman, John Morrell & Associates Ltd.,               Director                   -0-
 Govett Emerging Markets Investment Trust Ltd., Invesco Japan                since 1986
 Discovery Trust, Lowland Investment Company plc and Fidelity
 Asian Values Investment Trust plc; Director, Govett High Income
 Investment Trust, Johnson Fry Utilities Investment Trust plc and
 Prumerica Worldwide Investors Portfolio. Previously, Executive
 Chairman, Baring International Investment Ltd.

                                                   CLASS III DIRECTORS
                                                  (TERM EXPIRING 2001)

**David J. Brennan (42), Director, Baring Asset Management Hold-           Director since                -0-
  ings Limited; Managing Director, Baring Asset Management                      1990
  Limited.

**Robert F. Gunia (53), Executive Vice President and Chief Admin-          Vice President               1,200
  istrative Officer (since June 1999) of Prudential Investments; Cor-       since 1988,
  porate Vice President (September 1997-March 1999) of the Pru-            Director since
  dential Insurance Company of America; Executive Vice President           1989 and Trea-
  and Treasurer (since December 1996), Prudential Investments             surer since May
  Fund Management LLC (PIFM); President (since April 1999),                    1999
  Prudential Investment Management Services LLC; formerly
  Senior Vice President (March 1987-May 1999), Prudential Secu-
  rities Incorporated (PSI); Chief Administrative Officer (July 1990-
  September 1996), Director (January 1989-September 1996),
  Executive Vice President, Treasurer and Chief Financial Officer
  (June 1987-September 1996), Prudential Mutual Fund Manage-
  ment, Inc. Director of 48 investment companies in the Prudential
  Fund Complex (the Prudential Funds) and The High Yield
  Income Fund (since October, 1996).

------------
 *As of June 2, 2000, the Directors and officers of the Fund as a group beneficially owned 51,805 shares (less than 1%) of the outstanding shares of common stock of the Fund.

**Indicates "interested" Directors of the Fund, as defined in the Investment
  Company Act of 1940, as amended (the Investment Company Act). Mr. Brennan is deemed to be an "interested" Director of the Fund by reason of his affiliation with Baring Asset Management Limited. Mr. Gunia is deemed to be an "interested" Director of the Fund, by reason of his affiliation with PIFM.

     The Fund pays each of its Directors who is not an affiliated person (as defined in the Investment Company Act) of the Investment Manager or the Administrator an annual fee of US$10,000, plus US$750 for each Board or committee meeting attended. The Chairman of the Fund is paid an additional amount of US$2,500 annually. The Fund reimburses all Directors and officers attending board meetings for their out-of-pocket travel expenses. For the fiscal year ended March 31, 2000, Directors' fees and expenses amounted to $88,925 and approximately $141,000, respectively. The Board of Directors does not have a compensation committee.

     The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Investment Manager or the Administrator and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other registered investment companies managed by Baring Asset Management (Asia) Limited (Fund Complex) during the Fund's fiscal year ended March 31, 2000.

                              COMPENSATION TABLE

                                                                                                      TOTAL
                                                         PENSION OR                                COMPENSATION
                                                         RETIREMENT                                 FROM FUND
                                       AGGREGATE      BENEFITS ACCRUED     ESTIMATED ANNUAL          AND FUND
                                     COMPENSATION      AS PART OF FUND       BENEFITS UPON         COMPLEX PAID
        NAME AND POSITION              FROM FUND          EXPENSES            RETIREMENT           TO DIRECTORS
---------------------------------   --------------   ------------------   ------------------   -------------------
David J. Brennan**                            0             None                  N/A                       0
Robert Burns-Director                   $13,300             None                  N/A              $   13,300(1)*
Olarn Chaipravat-Director               $12,250             None                  N/A              $   12,250(1)*
Michael J. Downey-Director              $15,000             None                  N/A              $   15,000(1)*
 and Chairman
Robert F. Gunia**                             0             None                  N/A                       0
Douglas Tong Hsu-Director               $10,750             None                  N/A              $   10,750(1)*
John A. Morrell-Director                $13,750             None                  N/A              $   13,750(1)*
David G. P. Scholfield-Director         $13,000             None                  N/A              $   13,000(1)*

------------
 *Indicates number of funds in Fund Complex (including the Fund) to which aggregate compensation relates.

**David J. Brennan and Robert F. Gunia, who are each interested Directors, do not receive compensation from the Fund.


     There were three regularly scheduled meetings of the Fund's Board of Directors for the fiscal year ended March 31, 2000. The Board of Directors has an Audit Committee, which makes recommendations to the full Board of Directors with respect to the engagement of the independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee consists of the following non-interested
Directors: Messrs. Burns, Chaipravat, Downey, Hsu and Morrell. The Audit Committee met twice during the fiscal year ended March 31, 2000. The Board of Directors also has a Nominating Committee. The Nominating Committee consists of certain of the Fund's non-interested Directors, namely, Messrs. Burns and Downey. This Committee recommends to the Board persons to be nominated for election as Directors by the stockholders and selects and proposes nominees for election by the Board between Annual Meetings. This Committee does not normally consider candidates proposed by stockholders for election as directors. The Nominating Committee did not meet during the fiscal year ended March 31, 2000; however, the Committee met on May 10, 2000 to consider and recommend to the Board nominees with respect to the Meeting. For the fiscal year ended March 31, 2000, all Directors other than Mr. Hsu attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the Audit Committee, as applicable.

     Certain of the Directors of the Fund, including the nominees, reside outside the United States, and substantially all the assets of such persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Maryland. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against such persons predicated solely upon the federal securities laws.

     The  executive  officers of the Fund, other than as shown above, are Ronald
G. M. Watt, President, having held such office since May 1998; Deborah A. Docs, Secretary, having held such office since September 1998 and Assistant Secretary from November 1989 to September 1998; and Vasso-Athene Spanos, Assistant Secretary, having held such office since October 1997. Mr. Watt is 53 years old and is a Director of the Institutional Group of Baring Asset Management Limited; prior thereto, he was Managing Director (1993-1997) of QESST Pty Ltd Management Consultants. Ms. Docs is 42 years old and is a Vice President and Associate General Counsel of PIFM (since December 1996); prior thereto she was Vice President and Associate General Counsel of PMF (January 1993-September
1996) and a Vice President and Associate General Counsel of PSI. Miss Spanos is 41 years old and is Assistant Director-Investment Companies (since April 2000) and, during the last six years has been an account manager responsible for several investment companies, including the Fund, at Baring Asset Management Limited.


                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     A majority of the members of the Board of Directors who are not interested persons of the Fund have selected Deloitte & Touche LLP as independent public accountants for the Fund for the fiscal year ending March 31, 2001. Deloitte & Touche LLP have been the Fund's independent public accountants since its inception. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying proxy vote for Deloitte & Touche LLP. No representative of Deloitte & Touche LLP is expected to be present at the Meeting.

     The Board of Directors' policy regarding engaging independent public accountants' services is that management may engage the Fund's principal independent public accountants to perform any service(s) normally provided by independent public accounting firms. The Audit Committee reviews and approves all services, substantially all of which are auditing services, provided by the independent public accountants prior to their being rendered.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                             STOCKHOLDER PROPOSAL
                                (PROPOSAL NO. 3)

     A beneficial owner (the proponent) of common stock of the Fund has informed the Fund that he intends to present a proposal for action at the Meeting. The proponent's name and address will be furnished by the Secretary of the Fund upon request.

     The proponent's formal proposal (the proposal) is as follows:

     "BY VOTING FOR THIS PROPOSAL, SHAREHOLDERS ARE RECOMMENDING TO THE DIRECTORS OF THE ASIA PACIFIC FUND, INC. TO TAKE ALL STEPS NECESSARY TO LIQUIDATE THE ASIA PACIFIC FUND, INC. AND RETURN THE CASH PROCEEDS TO THE SHAREHOLDERS."

     The proponent has furnished the following statement dated March 6, 2000 (the supporting statement) in support of the proposal:

   "1. The  Asia  Pacific Fund, Inc, (`the Fund') has been trading at a discount to net asset value (NAV) for a number of years. As of the date of this proposal, the discount from NAV is 26.4%(1). Based on the 18,930,333 shares outstanding as of September 30, 1999, this discount
       (approximately $3.77 per share) is keeping shareholders from accessing more than $71 million of their investment funds.

   2. The proponent has made written and verbal suggestions to the Directors of the Fund since 1996 in hopes of eliminating or reducing the discount. Based on the response to the proposals outlined below (item a, b and c), the proponent believes the existing Directors are unwilling to contemplate steps that might decrease the discount from NAV such as:
       a) a limitation of future rights offerings
       b) share repurchase by the Fund
       c) conversion to an open ended mutual fund

    3. The proponent (who owns 36,435 shares by himself or with close family members) made a similar liquidation proposal to the shareholders in 1997, which achieved the favorable vote of 36.26% of the shares voted at the meeting (14.48% of the outstanding shares). Of the shares voted at the meeting, 58.79% (23.45% of the outstanding shares) voted against the liquidation proposal, while 4.95% (1.97% of the outstanding shares) abstained. It is now 3 years later and (in the proponent's opinion) the Fund's Directors have done nothing to address the discount to NAV. It is time to get our money back and move on. Please vote FOR this proposal."

-------------------------
"(1) reference is  made  to  Barron's  Weekly  dated  March 6, 2000, Market Week
   Section - page 60."


                  OPPOSING STATEMENT OF THE BOARD OF DIRECTORS

     FOR   THE   REASONS  DISCUSSED  BELOW,  THE  BOARD  OF  DIRECTORS  STRONGLY
RECOMMENDS THAT YOU VOTE AGAINST THIS STOCKHOLDER PROPOSAL.

     Liquidation is an extraordinary action that should only be considered in the extreme circumstances where the objective of the Fund is no longer capable of being achieved. Liquidation would eliminate the vehicle chosen by current stockholders for long-term investment in the Asia-Pacific region, and could subject them to applicable Federal, state and local income taxes on the difference between the proceeds of liquidation and their tax bases in shares of the Fund just as if they had voluntarily sold their shares. These consequences are unwarranted, and are not, in the Board's view, in the best overall interest of stockholders.

     While shares of the Fund have been trading at market prices that reflect a substantial discount from their net asset value, these discounts are comparable to those at which other U.S. registered closed-end funds investing in the Asia-Pacific region have been trading. Contrary to the suggestion made in the supporting statement, the Board of Directors has been and continues to be concerned about market prices of shares of the Fund relative to their net asset value and has reviewed and plans to continue to review actions that might reasonably be expected to reduce or eliminate the discounts at which shares have been trading and that would not have significant adverse consequences to long-term investors in the Fund. In response to the recent widening in the Fund's market discount, the Board of Directors, at its meeting on May 10, 2000, authorized a share repurchase program for the purpose of enhancing stockholder value.

     The investment objective of the Fund is long-term capital appreciation through investment primarily in equity securities of companies in the Asia-Pacific region, and the Board of Directors believes that the Fund has achieved and is continuing to achieve that objective. From inception in May 1987 to March 31, 2000, the cumulative total return of the Fund, based upon net asset value, was 304.8%, with an average annualized total return of 11.4%. The Fund's total return, based upon net asset value, for the fiscal year ended March 31, 2000 was 70.9%. Both long and short-term performance of the Fund do not justify the extreme measure of liquidation. Even more important, however, would be the unjustifiable step of permitting certain stockholders who wish to enhance near-term realization on sale of their shares to force stockholders who have chosen the Fund as a vehicle to achieve long-term professional management of their investments in the Asia-Pacific region to liquidate their investments at a time not of their choosing and with the adverse tax consequences discussed above. Following receipt of the proposal, the Board of Directors, at its meeting in May 2000, gave careful consideration to the proposal and the supporting statement and determined for the fundamental reasons discussed above not to approve liquidation of the Fund and to recommend strongly that stockholders vote against the proposal.

     The proposal is, as required by Maryland law, advisory only and asks stockholders to vote to recommend that the Directors take action to liquidate the Fund. Voluntary liquidation of the Fund would require a determination by the Board of Directors that liquidation is advisable and the approval of at least 75% of the outstanding shares of the Fund at a meeting to be called and held subsequent to such a determination of the Board.

     THE BOARD OF DIRECTORS BELIEVES THAT THIS STOCKHOLDER PROPOSAL IS NOT IN THE BEST INTERESTS OF THE FUND'S STOCKHOLDERS; ACCORDINGLY, THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT THE STOCKHOLDERS VOTE AGAINST THIS PROPOSAL.



                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                             STOCKHOLDER PROPOSALS

     The deadline for submitting stockholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's Annual Meeting of Stockholders in 2001 is February 23, 2001. Any stockholder proposal that is intended to be presented at such Annual Meeting but not submitted for inclusion in the Fund's proxy statement and form of proxy in accordance with the foregoing sentence must be received by the Fund's Secretary at the address indicated on the first page of this Proxy Statement no later than April 13, 2001. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next Annual Meeting in accordance with the Fund's Advance Notice By-Law. The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be either included in the proxy statement or otherwise considered at such Annual Meeting because certain federal rules or the Fund's Advance Notice By-Law, respectively, must be complied with before consideration of the proposal is required.


Dated: June 21, 2000                                  Deborah A. Docs
                                                      Secretary


     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077

           Proxy for the Annual Meeting of Stockholders, July 12, 2000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned  hereby appoints Deborah A. Docs,  Robert F. Gunia and Ronald G.
M. Watt as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all the shares of Common Stock of The Asia Pacific Fund, Inc. held of record by the undersigned on June 2, 2000 at the Annual Meeting of Stockholders to be held on July 12, 2000, or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AGAINST PROPOSAL 3 AND IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, IN THE BEST JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN.


--------------------------------------------------------------------------------
           PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------- ----------

HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------- ----------

--------------------------------------------------------------------- ----------

--------------------------------------------------------------------- ----------

(Left Column)

--------------------------------------------------------------------------------
                           THE ASIA PACIFIC FUND, INC.
--------------------------------------------------------------------------------


Please be sure to sign and date this Proxy.
                                            ------------------------------------
                                                            Date

-----------------------------                -----------------------------------
   Stockholder sign here                      Co-owner sign here


(Right Column)

                                                                         -----
                                                                              |
                                                                              |
                                                                              |

--------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1 and 2.
--------------------------------------------------------------------------------


                                                For                   For All
                                                All       With-       Nominees
                                              Nominees    Hold        Except
1.  Election of Directors.                      [_]        [_]          [_]
    Class II (Term Expiring in 2003)


                              (01) ROBERT H. BURNS
                              (02) DOUGLAS TONG HSU
                           (03) DAVID G. P. SCHOLFIELD



INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST ABOVE.

                                                For       Against     Abstain

2. Ratification of the selection of             [_]         [_]         [_]
   Deloitte & Touche LLP as independent
   accountants of the Fund for the
   fiscal year ending March 31, 2001.

--------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSAL 3.
--------------------------------------------------------------------


                                                  For      Against     Abstain

3. Stockholder proposal relating to liquidation   [_]         [_]         [_]
   of the Fund.


   Mark box at right if an address change has been noted on the reverse
   side of this card.                                                     [_]